UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 18, 2007
Date of Earliest Event Reported:  May 14, 2007

PINNACLE GAS RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33457	30-0182582
(State or other jurisdiction	(Commission	(IRS Employer Identification
of incorporation)	File Number)	Number)

1 E. Alger Street

Sheridan, Wyoming 82801

(Address of principal executive offices)

(307) 673-9710

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

As described in its final prospectus dated May 14, 2007 (File No. 333-139556) and filed on May 15, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), and in its press release dated May 15, 2007, Pinnacle Gas Resources, Inc. (the “Company”) and certain selling stockholders of the Company (the “Selling Stockholders”) entered into an Underwriting Agreement on May 14, 2007 (the “Underwriting Agreement”) with Friedman, Billings, Ramsey & Co., Inc. and the other underwriters named in Schedule II thereto (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 3,750,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to be sold by the Company at a price to the public of $9.00 per share ($8.37 per share, net of underwriting discounts).  Pursuant to the Underwriting Agreement, the Selling Stockholders granted the Underwriters a 30-day option to purchase up to an additional 562,500 shares of the Company’s Common Stock on the same terms and conditions to cover over-allotments, if any. The transactions contemplated by the Underwriting Agreement closed on May 18, 2007.

In the Underwriting Agreement, the Company and the Selling Stockholders agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01   Regulation FD Disclosure

On May 15, 2007, the Company announced that it had priced its initial public offering of 3,750,000 shares of Common Stock.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 14, 2007, among Pinnacle Gas Resources, Inc., the selling stockholders named on Schedule I thereto, and Friedman, Billings, Ramsey & Co., Inc. and the other underwriters named on Schedule II thereto.

99.1	Press Release, issued May 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE GAS RESOURCES, INC.

By:	/s/	Peter G. Schoonmaker
Name:		Peter G. Schoonmaker
Title:		President and Chief Executive Officer

Dated: May 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated May 14, 2007, among Pinnacle Gas Resources, Inc., the selling stockholders named on Schedule I thereto, and Friedman, Billings, Ramsey & Co., Inc. and the other underwriters named on Schedule II thereto.

99.1	Press Release, issued May 15, 2007.